Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

March 31, 2022 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

	Principal Amount(a)	Value(a)
Senior Loans 26.0%(b)(c)(d)
Capital Goods 3.9%
CP Atlas Buyer, Inc., 1st Lien Term Loan, 1M LIBOR + 3.75%, 4.51%, 11/23/2027	$3	$3
Peraton Corp., 1st Lien Term Loan, 1M LIBOR + 3.75%, 4.50%, 02/01/2028	21	21
Restaurant Technologies, Inc., 1st Lien Term Loan, 04/02/2029 (e)	4,500	4,453
Traverse Midstream Partners, LLC, 1st Lien Term Loan, 3M SOFR + 4.25%, 5.95%, 09/27/2024	3,778	3,758
Tutor Perini Corp., 1st Lien Term Loan, 3M LIBOR + 4.75%, 5.76%, 08/18/2027	3,991	3,911
VC GB Holdings I Corp., 2nd Lien Term Loan, 3M LIBOR + 6.75%, 7.76%, 07/23/2029	2,348	2,266
		14,412
Consumer Durables & Apparel 1.6%
MSG National Properties, LLC, 1st Lien Term Loan, 3M LIBOR + 6.25%, 7.00%, 11/12/2025 (f)	5,976	5,946

Consumer Services 3.0%
Equinox Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 9.00%, 10.01%, 03/08/2024 (f)	2,456	2,481
Equinox Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 3.00%, 4.01%, 03/08/2024	1,732	1,625
Equinox Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 9.00%, 10.01%, 03/08/2024 (f)	1,493	1,507
Gems Menasa Cayman, Ltd., 1st Lien Term Loan, (Cayman Islands), 6M LIBOR + 5.00%, 6.00%, 07/31/2026	2,811	2,796
Raptor Acquisition Corp., 1st Lien Term Loan, (Canada), 3M LIBOR + 4.00%, 4.93%, 11/01/2026	2,660	2,642
		11,051
Diversified Financials 1.7%
LBM Acquisition, LLC, 1st Lien Term Loan, 1M LIBOR + 3.75%, 4.50%, 12/17/2027	1,663	1,620
LHS Borrower, LLC, 1st Lien Term Loan, 1M SOFR + 4.75%, 5.55%, 02/16/2029	4,491	4,434
		6,054
Food & Beverage 1.7%
Quirch Foods Holdings, LLC, 1st Lien Term Loan, 2M LIBOR + 4.50%, 5.50%, 10/27/2027	4,469	4,436
Woof Holdings, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.25%, 8.18%, 12/21/2028	1,635	1,612
		6,048
Healthcare Equipment & Services 0.8%
Mamba Purchaser, Inc., 2nd Lien Term Loan, 1M LIBOR + 6.50%, 7.09%, 10/15/2029	2,796	2,779

Household & Personal Products 0.8%
AI Aqua Merger Sub, Inc., 1st Lien Term Loan, 07/31/2028 (e)	3,000	2,966

Materials 2.1%
Aruba Investments, Inc., 2nd Lien Term Loan, 6M LIBOR + 7.75%, 8.50%, 11/24/2028	2,250	2,222
Flexsys Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 5.25%, 6.05%, 11/01/2028 (f)	3,000	2,966
Pretium PKG Holdings, Inc., 2nd Lien Term Loan, 3M LIBOR + 6.75%, 7.55%, 10/01/2029	2,500	2,423
		7,611
Media & Entertainment 0.6%
AVSC Holding Corp., 1st Lien Term Loan, 03/03/2025 (e)	2,495	2,348

Retailing 2.6%
BCP V Modular Services Holdings IV, Ltd., 1st Lien Term Loan, (Great Britain), 3M EURIBOR + 4.50%, 4.50%, 12/15/2028	€4,000	4,362
Grab Holdings, Inc., 1st Lien Term Loan, (Singapore), 3M LIBOR + 4.50%, 5.50%, 01/29/2026	$5,376	5,242
		9,604
Software & Services 5.6%
Epicor Software Corp., 2nd Lien Term Loan, 1M LIBOR + 7.75%, 8.75%, 07/31/2028	1,252	1,276
eResearch Technology, Inc., 1st Lien Term Loan, 1M LIBOR + 4.50%, 5.50%, 02/04/2027	3,461	3,445
Gainwell Acquisition Corp., 1st Lien Term Loan, 3M LIBOR + 4.00%, 5.01%, 10/01/2027	2,985	2,977
Ivanti Software, Inc., 1st Lien Term Loan, 12/01/2025 (f)(g)	250	(20)

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

March 31, 2022 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

	Principal Amount(a)	Value(a)
Senior Loans(b)(c)(d) (continued)
Ivanti Software, Inc., 1st Lien Term Loan, 3M LIBOR + 4.25%, 5.00%, 12/01/2027	$1,052	$1,036
Ivanti Software, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.25%, 7.77%, 12/01/2028	1,750	1,724
Proofpoint, Inc., 2nd Lien Term Loan, 3M LIBOR + 6.25%, 6.76%, 08/31/2029 (f)	4,033	4,033
Quest Software US Holdings, Inc., 2nd Lien Term Loan, 3M SOFR + 7.50%, 8.72%, 02/01/2030	2,000	1,936
Think and Learn Private, Ltd., 1st Lien Term Loan, 3M LIBOR + 5.50%, 6.25%, 11/24/2026	4,005	3,952
		20,359
Transportation 1.6%
AAdvantage Loyality IP, Ltd., 1st Lien Term Loan, 3M LIBOR + 4.75%, 5.81%, 04/20/2028	3,846	3,891
SkyMiles IP, Ltd., 1st Lien Term Loan, 3M LIBOR + 3.75%, 4.75%, 10/20/2027	2,000	2,062
		5,953
Total Senior Loans (Cost: $95,586)		95,131

Corporate Bonds 71.2%
Automobiles & Components 1.5%
Clarios Global, LP, 8.50%, 05/15/2027 (d)	3,625	3,761
Ford Motor Co., 9.00%, 04/22/2025	1,625	1,864
		5,625
Capital Goods 7.3%
Artera Services, LLC, 9.03%, 12/04/2025 (d)	6,119	6,122
Clarios Global, LP, (Canada), 6.75%, 05/15/2025 (d)	2,500	2,589
Clark Equipment Co., 5.88%, 06/01/2025 (d)	212	214
CP Atlas Buyer, Inc., 7.00%, 12/01/2028 (d)	2,750	2,345
Maxar Space Robotics, LLC, 9.75%, 12/31/2023 (d)	1,551	1,650
Specialty Building Products Holdings, LLC, 6.38%, 09/30/2026 (d)	3,000	3,050
TransDigm, Inc., 8.00%, 12/15/2025 (d)	6,500	6,768
Tutor Perini Corp., 6.88%, 05/01/2025 (d)	1,000	951
VistaJet Malta Finance PLC, (Switzerland), 6.38%, 02/01/2030 (d)	3,048	2,880
		26,569
Consumer Durables & Apparel 2.0%
Ashton Woods USA, LLC, 6.63%, 01/15/2028 (d)	4,000	4,098
Century Communities, Inc., 6.75%, 06/01/2027 (d)	3,000	3,113
		7,211
Consumer Services 7.0%
Boyd Gaming corp., 8.63%, 06/01/2025 (d)	2,500	2,626
Caesars Entertainment, Inc., 6.25%, 07/01/2025 (d)	3,250	3,359
Caesars Entertainment, Inc., 8.13%, 07/01/2027 (d)	2,773	2,973
Gems Menasa Cayman, Ltd., (Cayman Islands), 7.13%, 07/31/2026 (d)	2,000	2,006
International Game Technology PLC, (Great Britain), 6.50%, 02/15/2025 (d)	2,500	2,636
MGM Resorts International, 6.00%, 03/15/2023	1,000	1,022
MGM Resorts International, 6.75%, 05/01/2025	3,750	3,881
Mohegan Gaming & Entertainment, 8.00%, 02/01/2026 (d)	2,000	1,978
Six Flags Theme Parks, Inc., 7.00%, 07/01/2025 (d)	5,000	5,219
		25,700
Diversified Financials 9.1%
Constellation Automotive Financing PLC, (Great Britain), 4.88%, 07/15/2027	£2,500	2,997
Diebold Nixdorf Dutch Holding B.V., (Netherlands), 9.00%, 07/15/2025	€1,700	1,941
Enviva Partners, LP, 6.50%, 01/15/2026 (d)	$3,185	3,275
Iliad Holding SASU, (France), 6.50%, 10/15/2026 (d)	3,000	3,008
Iliad Holding SASU, (France), 7.00%, 10/15/2028 (d)	1,000	1,001
ITT Holdings, LLC, 6.50%, 08/01/2029 (d)	2,000	1,847
LBM Acquisition, LLC, 6.25%, 01/15/2029 (d)	1,500	1,405
Seagate HDD Cayman, (Cayman Islands), 5.75%, 12/01/2034	5,950	6,069

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

March 31, 2022 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

	Principal Amount(a)	Value(a)
Corporate Bonds (continued)
Tallgrass Energy Partners, LP, 7.50%, 10/01/2025 (d)	$5,522	$5,815
Venator Finance SARL, (Luxembourg), 9.50%, 07/01/2025 (d)	2,700	2,821
Vertical Holdco GmbH, (Germany), 7.63%, 07/15/2028 (d)	3,139	3,112
		33,291
Energy 11.3%
Blue Racer Midstream, LLC, 6.63%, 07/15/2026 (d)	3,751	3,810
Blue Racer Midstream, LLC, 7.63%, 12/15/2025 (d)	2,744	2,867
Citgo Holding, Inc., 9.25%, 08/01/2024 (d)	1,750	1,768
Citgo Petroleum Corp., 7.00%, 06/15/2025 (d)	1,750	1,761
DCP Midstream Operating, LP, 8.13%, 08/16/2030	3,000	3,690
EQM Midstream Partners, LP, 6.50%, 07/01/2027 (d)	1,250	1,306
EQM Midstream Partners, LP, 6.50%, 07/15/2048	2,500	2,425
EQT Corp., 6.63%, 02/01/2025	1,035	1,093
EQT Corp., 7.50%, 02/01/2030	4,500	5,211
Laredo Petroleum, Inc., 9.50%, 01/15/2025	1,500	1,564
Laredo Petroleum, Inc., 10.13%, 01/15/2028	1,250	1,343
NGL Energy Operating, LLC, 7.50%, 02/01/2026 (d)	3,095	3,045
Occidental Petroleum Corp., 8.88%, 07/15/2030	3,500	4,480
Western Midstream Operating, LP, 5.75%, 02/01/2050	1,625	1,584
Williams Cos., Inc., 8.75%, 03/15/2032	4,000	5,434
		41,381
Food & Beverage 1.4%
JBS USA LUX S.A., 6.75%, 02/15/2028 (d)	5,000	5,263

Food & Staples Retailing 0.9%
Albertsons Cos., Inc., 7.50%, 03/15/2026 (d)	1,500	1,584
Iceland Bondco PLC, (Great Britain), 4.38%, 05/15/2028	£1,500	1,645
		3,229
Healthcare Equipment & Services 1.4%
HCA, Inc., 7.69%, 06/15/2025	$4,750	5,231

Insurance 0.5%
Acrisure, LLC, 7.00%, 11/15/2025 (d)	2,000	1,998

Materials 7.3%
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	4,350	4,908
First Quantum Minerals, Ltd., (Canada), 6.88%, 03/01/2026 (d)	1,250	1,285
First Quantum Minerals, Ltd., (Canada), 6.88%, 10/15/2027 (d)	2,500	2,619
First Quantum Minerals, Ltd., (Canada), 7.25%, 04/01/2023 (d)	850	850
Kobe US Midco 2, Inc., 9.25%, 11/01/2026 (d)(h)	1,334	1,294
Owens-Brockway Glass Container, Inc., 6.38%, 08/15/2025 (d)	2,877	2,923
Owens-Brockway Glass Container, Inc., 6.63%, 05/13/2027 (d)	1,626	1,618
Trident TPI Holdings, Inc., 9.25%, 08/01/2024 (d)	5,750	5,779
Tronox, Inc., 6.50%, 05/01/2025 (d)	5,247	5,429
		26,705
Media & Entertainment 7.1%
Altice Financing S.A., (Luxembourg), 5.75%, 08/15/2029 (d)	4,915	4,459
Belo Corp., 7.75%, 06/01/2027	500	570
Belo Corp., 7.25%, 09/15/2027	6,000	6,720
CSC Holdings, LLC, 6.50%, 02/01/2029 (d)	1,000	1,012
CSC Holdings, LLC, 7.50%, 04/01/2028 (d)	5,500	5,404
Gray Television, Inc., 7.00%, 05/15/2027 (d)	4,500	4,689
Univision Communications, Inc., 6.63%, 06/01/2027 (d)	3,000	3,142
		25,996

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

March 31, 2022 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

	Principal Amount(a)	Value(a)
Corporate Bonds (continued)
Real Estate 0.7%
Brookfield Property REIT, Inc., 5.75%, 05/15/2026 (d)	$2,500	$2,477

Retailing 1.3%
Bath & Body Works, Inc., 6.63%, 10/01/2030 (d)	1,000	1,052
Bath & Body Works, Inc., 9.38%, 07/01/2025 (d)	1,151	1,312
Carvana Co, 5.88%, 10/01/2028 (d)	2,500	2,226
		4,590
Software & Services 2.8%
Condor Merger Sub, Inc., 7.38%, 02/15/2030 (d)	2,500	2,394
Leidos, Inc., 7.13%, 07/01/2032	2,500	2,983
Sabre GLBL, Inc., 7.38%, 09/01/2025 (d)	4,485	4,683
		10,060
Technology Hardware & Equipment 2.4%
CommScope, Inc., 8.25%, 03/01/2027 (d)	2,000	1,948
Dell International, LLC, 6.02%, 06/15/2026	2,350	2,549
Dell International, LLC, 6.10%, 07/15/2027	1,500	1,650
Diebold Nixdorf, Inc., 9.38%, 07/15/2025 (d)	2,427	2,465
		8,612
Telecommunication Services 4.3%
Altice France Holding S.A., (Luxembourg), 10.50%, 05/15/2027 (d)	3,000	3,143
Altice France S.A., (France), 8.13%, 02/01/2027 (d)	769	792
Connect Finco SARL, (Cayman Islands), 6.75%, 10/01/2026 (d)	2,450	2,493
Sable International Finance, Ltd., (Cayman Islands), 5.75%, 09/07/2027 (d)	2,500	2,517
Sprint Corp., 7.63%, 03/01/2026	4,750	5,362
Telesat Canada, (Canada), 5.63%, 12/06/2026 (d)	1,000	763
Telesat Canada, (Canada), 6.50%, 10/15/2027 (d)	1,000	491
		15,561
Transportation 2.2%
Mileage Plus Holdings, LLC, 6.50%, 06/20/2027 (d)	1,053	1,098
Uber Technologies, Inc., 7.50%, 05/15/2025 (d)	4,000	4,174
Uber Technologies, Inc., 7.50%, 09/15/2027 (d)	1,000	1,066
Uber Technologies, Inc., 8.00%, 11/01/2026 (d)	1,500	1,594
		7,932
Utilities 0.7%
CQP Holdco, LP, 5.50%, 06/15/2031 (d)	2,500	2,460
Total Corporate Bonds (Cost: $260,732)		259,891

Collateralized Loan Obligations 53.0% (d)(f)
Collateralized Loan Obligations - Debt 35.4% (c)
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 5.80%, 7.09%, 04/30/2031	2,000	1,802
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 7.95%, 8.25%, 04/30/2031	500	432
AMMC CLO XXII, Ltd., (Cayman Islands), 3M LIBOR + 5.50%, 6.68%, 04/25/2031	3,000	2,798
Apidos CLO XX, Ltd., (Cayman Islands), 3M LIBOR + 8.70%, 8.94%, 07/16/2031	850	770
Atlas Senior Loan Fund VII, Ltd., (Cayman Islands), 3M LIBOR + 8.05%, 8.56%, 11/27/2031	1,550	1,241
Bain Capital Credit Clo 2019-4, Ltd., (Cayman Islands), 3M LIBOR + 7.99%, 9.02%, 04/23/2035	1,000	987
Bain Capital Credit CLO, Ltd. 2017-2, (Cayman Islands), 3M LIBOR + 6.50%, 7.68%, 07/25/2034	3,000	2,921
Bain Capital Credit CLO, Ltd. 2019-2, (Cayman Islands), 3M LIBOR + 6.32%, 7.36%, 10/17/2032	2,500	2,403
Bain Capital Credit CLO, Ltd. 2020-1, (Cayman Islands), 3M LIBOR + 8.25%, 9.29%, 04/18/2033	3,000	3,001
Bain Capital Credit CLO, Ltd. 2021-5, (Cayman Islands), 3M LIBOR + 6.50%, 7.68%, 10/23/2034	2,000	1,937
Barings CLO, Ltd. 2020-I, (Cayman Islands), 3M LIBOR + 6.65%, 7.69%, 10/15/2036	1,000	979
Canyon Capital CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 5.75%, 6.79%, 07/15/2031	750	701
Carlyle Global Market Strategies CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.00%, 7.06%, 04/20/2031	3,000	2,734
Carlyle US CLO, Ltd. 2021-10, (Cayman Islands), 3M LIBOR + 6.50%, 7.56%, 10/20/2034	1,000	982

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

March 31, 2022 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

	Principal Amount(a)	Value(a)
Collateralized Loan Obligations(d)(f) (continued)
Cedar Funding CLO II, Ltd., (Cayman Islands), 3M LIBOR + 7.30%, 8.36%, 04/20/2034	$1,750	$1,687
CIFC Funding, Ltd. 2015-2A, (Cayman Islands), 3M LIBOR + 6.81%, 7.85%, 04/15/2030	1,500	1,470
CIFC Funding, Ltd. 2019-4A, (Cayman Islands), 3M LIBOR + 6.60%, 7.64%, 10/15/2034	1,500	1,469
CIFC Funding, Ltd. 2021-VI, (Cayman Islands), 3M LIBOR + 6.25%, 7.29%, 10/15/2034	2,000	1,962
CIFC Funding, Ltd. 2021-VII, (Cayman Islands), 3M LIBOR + 6.35%, 7.53%, 01/23/2035	2,300	2,247
Crestline Denali CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 7.53%, 10/23/2031	2,000	1,778
Crestline Denali CLO XV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 8.41%, 04/20/2030	3,875	3,463
Denali Capital CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 5.90%, 6.94%, 04/15/2031	5,000	4,453
Dryden 26 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.54%, 6.58%, 04/15/2029	2,000	1,938
Dryden 40 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.75%, 6.26%, 08/15/2031	3,000	2,831
Dryden 45 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.85%, 6.89%, 10/15/2030	3,000	2,882
Dryden 85 CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 7.54%, 10/15/2035	2,000	1,958
Elmwood CLO I, Ltd., (Cayman Islands), 3M LIBOR + 7.71%, 8.77%, 10/20/2033	3,000	2,929
Elmwood CLO II, Ltd., (Cayman Islands), 3M LIBOR + 6.80%, 7.86%, 04/20/2034	1,500	1,475
Elmwood CLO III, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 7.56%, 10/20/2034	1,750	1,709
Elmwood CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 6.00%, 7.06%, 01/20/2034	1,000	979
Elmwood CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 8.00%, 9.06%, 01/20/2034	1,000	981
Generate CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 6.95%, 8.01%, 10/20/2034	1,000	969
Highbridge Loan Management, Ltd. 2013-2, (Cayman Islands), 3M LIBOR + 8.25%, 9.31%, 10/20/2029	2,250	1,950
Highbridge Loan Management, Ltd. 2014-4, (Cayman Islands), 3M LIBOR + 7.36%, 8.60%, 01/28/2030	2,000	1,744
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 3M LIBOR + 5.75%, 6.89%, 07/22/2031	1,200	1,095
Invesco CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.15%, 7.19%, 07/15/2034	1,000	967
LCM XVII, LP, (Cayman Islands), 3M LIBOR + 6.00%, 7.04%, 10/15/2031	3,750	3,372
LCM XXIII, Ltd., (Cayman Islands), 3M LIBOR + 7.05%, 8.11%, 10/20/2029	3,000	2,837
Madison Park Funding XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.77%, 8.91%, 10/22/2030	2,500	2,193
Madison Park Funding XXVI, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 7.74%, 07/29/2030	1,500	1,464
Madison Park Funding XXVIII, Ltd., (Cayman Islands), 3M LIBOR + 7.60%, 8.64%, 07/15/2030	1,000	949
Madison Park Funding XXXII, Ltd., (Cayman Islands), 3M LIBOR + 6.20%, 7.34%, 01/22/2031	3,000	2,920
Madison Park Funding XXXV, Ltd., (Cayman Islands), 3M LIBOR + 6.10%, 7.16%, 04/20/2032	1,500	1,454
Madison Park Funding XXXVI, Ltd., (Cayman Islands), 3M LIBOR + 7.05%, 7.90%, 04/15/2035	1,000	984
Madison Park Funding XXXVII, Ltd., (Cayman Islands), 3M LIBOR + 6.15%, 7.19%, 07/15/2033	1,000	970
Magnetite XIX, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 7.44%, 04/17/2034	2,000	1,964
Magnetite XXIV, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 7.25%, 04/15/2035	1,500	1,485
Northwoods Capital XII-B, Ltd., (Cayman Islands), 3M LIBOR + 5.79%, 6.61%, 06/15/2031	2,000	1,777
Oak Hill Credit Partners X-R, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 7.31%, 04/20/2034	1,500	1,473
Oaktree CLO, Ltd. 2019-2, (Cayman Islands), 3M LIBOR + 6.77%, 7.81%, 04/15/2031	2,000	1,840
OHA Credit Funding 3, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 7.31%, 07/02/2035	1,000	982
OHA Credit Funding 4, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 7.54%, 10/22/2036	1,000	983
OHA Credit Partners VII, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 6.73%, 02/20/2034	3,000	2,920
OHA Credit Partners XI, Ltd., (Cayman Islands), 3M LIBOR + 7.90%, 8.96%, 01/20/2032	2,750	2,517
OHA Credit Partners XII, Ltd., (Cayman Islands), 3M LIBOR + 5.45%, 6.63%, 07/23/2030	1,500	1,426
OZLM XI, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 8.29%, 10/30/2030	2,750	2,617
Sixth Street CLO XVI, Ltd., (Cayman Islands), 3M LIBOR + 6.15%, 7.21%, 10/20/2034	1,250	1,226
Sound Point CLO XXVI, Ltd., (Cayman Islands), 3M LIBOR + 6.86%, 7.92%, 07/20/2034	1,000	964
Tallman Park CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 7.41%, 04/20/2034	2,000	1,963
TCI-Flatiron CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 6.15%, 7.31%, 01/29/2032	3,000	2,894
TCI-Symphony CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.45%, 7.49%, 07/15/2030	2,100	2,020
TICP CLO VI, Ltd. 2016-2, (Cayman Islands), 3M LIBOR + 6.25%, 7.29%, 01/15/2034	2,250	2,188
TICP CLO XIII, Ltd., (Cayman Islands), 3M LIBOR + 6.20%, 7.24%, 04/15/2034	1,250	1,223
Trestles CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.25%, 7.43%, 04/25/2032	1,000	953
Venture XXIV CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.72%, 7.78%, 10/20/2028	700	641
Venture XXVII CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 7.41%, 07/20/2030	2,025	1,793
Venture XXXVI CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.92%, 7.98%, 04/20/2032	2,000	1,822
Vibrant CLO X, Ltd., (Cayman Islands), 3M LIBOR + 6.19%, 7.24%, 10/20/2031	3,000	2,683
Voya CLO, Ltd. 2013-3, (Cayman Islands), 3M LIBOR + 5.90%, 6.94%, 10/18/2031	2,750	2,518
Voya CLO, Ltd. 2015-3, (Cayman Islands), 3M LIBOR + 6.20%, 7.26%, 10/20/2031	3,000	2,664
		129,303

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

March 31, 2022 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

	Principal Amount(a)	Value(a)
Collateralized Loan Obligations(d)(f) (continued)
Collateralized Loan Obligations - Equity 17.6%
AIMCO CLO XI, Ltd., (Cayman Islands), 21.11%, 10/17/2034	$1,985	$1,912
AIMCO CLO XVI, Ltd., (Cayman Islands), 01/17/2035	1,150	1,124
Allegro CLO V, Ltd., (Cayman Islands), 16.90%, 10/16/2030	2,000	663
Allegro CLO VII, Ltd., (Cayman Islands), 14.67%, 07/15/2031	3,500	1,865
Bain Capital Credit CLO, Ltd. 2020-2, (Cayman Islands), 37.11%, 07/19/2034	1,250	996
Bain Capital Credit CLO, Ltd. 2022-1, (Cayman Islands), 04/18/2035	1,500	1,326
Barings CLO, Ltd. 2021-II, (Cayman Islands), 14.35%, 07/15/2034	1,500	1,408
Canyon Capital CLO, Ltd. 2019-1, (Cayman Islands), 18.42%, 04/15/2032	1,000	716
Carlyle Global Market Strategies CLO, Ltd. 2017-3, (Cayman Islands), 12.91%, 07/20/2029	1,750	660
Carlyle Global Market Strategies CLO, Ltd. 2018-3, (Cayman Islands), 10/15/2030	3,223	1,688
Cedar Funding CLO IV, Ltd., (Cayman Islands), 17.21%, 07/23/2034	3,160	1,881
Cedar Funding CLO V, Ltd., (Cayman Islands), 24.34%, 07/17/2031	2,546	2,131
Cedar Funding CLO VIII, Ltd., (Cayman Islands), 15.15%, 10/17/2030	2,930	1,726
CIFC Funding, Ltd. 2018-5A, (Cayman Islands), 18.81%, 01/15/2032	375	259
CIFC Funding, Ltd. 2020-3A, (Cayman Islands), 19.46%, 10/20/2034	1,750	1,623
CIFC Funding, Ltd. 2021-5A, (Cayman Islands), 14.68%, 07/15/2034	2,250	2,005
Dryden 98 CLO, Ltd., (Cayman Islands), 04/20/2035	1,100	1,004
Elmwood CLO XI, Ltd., (Cayman Islands), 10/20/2034	1,200	1,165
Halcyon Loan Advisors Funding, Ltd. 2017-1, (Cayman Islands), 14.62%, 06/25/2029	1,750	641
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 21.62%, 07/22/2031	3,500	2,084
ICG U.S. CLO, Ltd. 2021-1, (Cayman Islands), 14.94%, 04/17/2034	2,000	1,559
Invesco CLO 2021-3, Ltd., (Cayman Islands), 10/22/2034	1,130	893
Invesco CLO 2021-3, Ltd., (Cayman Islands), 10/22/2034	113	32
LCM XV, LP, (Cayman Islands), 17.50%, 07/20/2030	5,875	1,462
LCM XXIII, Ltd., (Cayman Islands), 5.82%, 10/20/2029	3,100	1,090
Madison Park Funding LIII, Ltd., (Cayman Islands), 04/21/2035	1,000	900
Madison Park Funding LIX, Ltd., (Cayman Islands), 01/18/2034	2,250	2,353
Madison Park Funding XII, Ltd., (Cayman Islands), 07/20/2026	4,000	148
Madison Park Funding XXII, Ltd., (Cayman Islands), 11.68%, 01/15/2033	4,000	2,739
Madison Park Funding XXXI, Ltd., (Cayman Islands), 16.39%, 01/23/2048	2,000	1,610
Madison Park Funding XXXII, Ltd., (Cayman Islands), 28.54%, 01/22/2048	2,000	1,538
Magnetite XXVIII, Ltd., (Cayman Islands), 18.50%, 01/20/2035	2,500	2,225
Oaktree CLO, Ltd. 2015-1, (Cayman Islands), 10/20/2027	4,000	1,495
Oaktree CLO, Ltd. 2018-1, (Cayman Islands), 14.89%, 10/20/2030	4,250	2,153
OHA Credit Partners VII, Ltd., (Cayman Islands), 32.84%, 02/20/2034	2,672	1,591
OHA Credit Partners XVI, (Cayman Islands), 10/18/2034	1,635	1,571
OHA Loan Funding, Ltd. 2016-1, (Cayman Islands), 15.81%, 01/20/2033	3,250	2,511
RR 19, Ltd., (Cayman Islands), 12.05%, 10/15/2035	2,350	2,027
Signal Peak CLO V, Ltd., (Cayman Islands), 04/25/2031	2,568	1,579
Signal Peak CLO VIII, Ltd., (Cayman Islands), 14.79%, 04/20/2033	4,000	3,537
Voya CLO, Ltd. 2017-2, (Cayman Islands), 11.80%, 06/07/2030	1,000	515
Wellfleet CLO, Ltd. 2018-3, (Cayman Islands), 20.33%, 01/20/2032	3,000	1,838
Wellman Park CLO, Ltd., (Cayman Islands), 07/15/2034	5,000	—
Wellman Park CLO, Ltd., (Cayman Islands), 12.72%, 07/15/2034	2,500	2,067
West CLO, Ltd. 2013-1, (Cayman Islands), 11/07/2025	500	—
		64,310
Total Collateralized Loan Obligations (Cost: $203,938)		193,613

	Shares
Warrants 0.0% (d)(f)(i)
Media & Entertainment 0.0%
Affinion Holdings, Common Stock Warrants	7,874	—
Total Warrants (Cost: $3,923)		—

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

March 31, 2022 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

Value(a)
Total Investments - 150.2% (Cost: $564,179)	$548,635
Liabilities in Excess of Other Assets - (50.2%)	(183,389)
Net Assets - 100.0%	$365,246

Footnotes:
(a)	Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises and all principal amounts are shown in U.S. Dollars unless otherwise noted.
(b)	Variable rate loans bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR”), the Secured Overnight Financing Rate (“SOFR”), or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower’s option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D).
(c)	Variable rate coupon rate shown as of March 31, 2022.
(d)	All of Ares Dynamic Credit Allocation Fund, Inc. (the "Fund") Senior Loans, Collateralized Loan Obligations, Warrants and Corporate Bonds exempt from registration under Rule 144A, which as of March 31, 2022 represented 129.3% of the Fund's net assets or 86.1% of the Fund's total assets, are subject to legal restrictions on sales.
(e)	This loan or a portion of this loan represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon a spread plus the applicable reference rate determined at the time of purchase.
(f)	Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 3 of the Notes to Financial Statements).
(g)

As of March 31, 2022, the Fund had entered into the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied. See Note 2 of the Notes to Financial Statements for further information on revolving and delayed draw loan commitments.

Unfunded Security	Total Revolving and delayed draw commitments	Less: drawn commitments	Total undrawn commitments
Ivanti Software, Inc.	$250	$-	$250

(h)	Includes a Payment-In-Kind (“PIK”) provision.
(i)	Non-income producing security as of March 31, 2022.

As of March 31, 2022, the aggregate cost of securities for Federal income tax purposes was $573,392.

Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$9,520
Gross unrealized depreciation	(25,064)
Net unrealized depreciation	$(15,544)

Abbreviations:
144A	Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
CLO	Collateralized Loan Obligation

Currencies:
£	British Pounds
€	Euro Currency
$	U.S. Dollars

Ares Dynamic Credit Allocation Fund, Inc.
Notes to Schedule of Investments
March 31, 2022 (Unaudited)
(in thousands, except per share data, percentages and as otherwise noted)

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) ("ARDC" or "Fund") is a corporation incorporated under the laws of the State of Maryland and registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a closed-end, diversified, management investment company, and intends to qualify each year to be treated as a Regulated Investment Company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”"). The Fund commenced operations on November 27, 2012.

The Fund’s investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans (“Senior Loans”) made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds (“Corporate Bonds”) that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as collateralized loan obligations (“CLOs”) and other assetbacked securities. The Fund’s investments in CLOs may include investments in subordinated tranches of CLO securities. The Adviser will dynamically allocate the Fund’s portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund’s portfolio. Under normal market conditions, the Fund will not invest more than (i) 45% of its Managed Assets in CLOs and other asset-backed securities, or (ii) 15% of its Managed Assets in subordinated (or residual) tranches of CLO securities. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness.

The Fund is externally managed by Ares Capital Management II LLC (the "Adviser") pursuant to an investment and advisory and management agreement. The Adviser was registered as an investment adviser with the SEC under the Investment Advisers Act of 1940 (the “Advisers Act”) on June 9, 2011 and serves as the investment adviser to the Fund. The Adviser oversees the management of the Fund's activities and is responsible for making investment decisions for the Fund's portfolio. Ares Operations LLC, a subsidiary of Ares Management Corporation (“Ares Management”), provides certain administrative and other services necessary for the Fund to operate.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying schedule of investments have been prepared on an accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and includes the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies.

Cash and Cash Equivalents

Cash and cash equivalents include funds from time to time deposited with financial institutions. Cash and cash equivalents are carried at cost, which approximates fair value.

Concentration of Credit Risk

The Fund places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investment Transactions

Investment transactions are accounted for on the trade date and all investments in securities are recorded at their fair value. See Note 3 for more information on the Fund's valuation process. Realized gains and losses are reported on the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

Ares Dynamic Credit Allocation Fund, Inc.
Notes to Schedule of Investments (continued)
March 31, 2022 (Unaudited)
(in thousands, except per share data, percentages and as otherwise noted)

Interest Income Recognition

Interest income is recorded on an accrual basis and includes the accretion of discounts, amortization of premiums and payment-in-kind ("PIK") interest. Discounts from and premiums to par value on investments purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. To the extent loans contain PIK provisions, PIK interest, computed at the contractual rate specified in each applicable agreement, is accrued and recorded as interest income and added to the principal balance of the loan. PIK interest income added to the principal balance is generally collected upon repayment of the outstanding principal. The amortized cost of investments represents the original cost adjusted for any accretion of discounts, amortization of premiums and PIK interest.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon the Fund’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid or there is no longer any reasonable doubt that such principal or interest will be collected in full and, in the Fund's judgment, are likely to remain current. The Fund may make exceptions to this policy if the loan has sufficient collateral value (i.e., typically measured as enterprise value of the portfolio company) or is in the process of collection.

CLO equity investments recognize investment income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows, as required by ASC Topic 325-40, Beneficial Interest in Securitized Financial Assets.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments in the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Ares Dynamic Credit Allocation Fund, Inc.
Notes to Schedule of Investments (continued)
March 31, 2022 (Unaudited)
(in thousands, except per share data, percentages and as otherwise noted)

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the financial statements and reflected as an adjustment to the fair value of the related security in the Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and such differences may be material.

(3) Fair Value of Financial Instruments

The Fund follows the provisions of ASC 820-10, Fair Value Measurements and Disclosures ("ASC 820-10"), which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

• Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable either directly or indirectly.

• Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Fund continues to employ a valuation policy that is consistent with the provisions of ASC 820-10 (See Note 2 for more information). Consistent with the Fund's valuation policy, it evaluates the source of inputs, including any markets in which the Fund’s investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Fund’s valuation policy considers the fact that because there may not be a readily available market value for the investments in the Fund’s portfolio, therefore, the fair value of the investments may be determined using unobservable inputs.

The investments classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Ares Dynamic Credit Allocation Fund, Inc.
Notes to Schedule of Investments (continued)
March 31, 2022 (Unaudited)
(in thousands, except per share data, percentages and as otherwise noted)

Senior loans and corporate debt: The fair value of Senior Loans and Corporate Bonds is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models from third-party pricing services. The provided prices are checked using internally developed models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Common stock and warrants: The fair value of common stock and warrants are estimated using either broker quotes or an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Fund may also employ other valuation multiples to determine EV, such as revenues. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value.

The following is a summary of inputs used as of March 31, 2022 in valuing the Fund's investments carried at fair value:

	Level 1 - Quoted Prices ($)	Level 2 - Other Significant Observable Inputs ($)	Level 3 - Significant Unobservable Inputs ($)	Total ($)
Senior Loans	—	78,218	16,913	95,131
Corporate Bonds	—	259,891	—	259,891
Collateralized Loan Obligations	—	—	193,613	193,613
Warrants	—	—	—	—
Total Investments	—	338,109	210,526	548,635

Ares Dynamic Credit Allocation Fund, Inc.
Notes to Schedule of Investments (continued)
March 31, 2022 (Unaudited)
(in thousands, except per share data, percentages and as otherwise noted)

The following is a reconciliation of the Fund’s investments in which significant unobservable inputs (Level 3) were used in determining fair value for the three months ended March 31, 2022:

	Senior Loans ($)	Collateralized Loan Obligations ($)	Warrants ($)	Total ($)
Balance as of December 31, 2021	25,125	198,256	—	223,381
Purchases	3,815	6,688	—	10,503
Sales and principal redemptions	(7,258)	(9,527)	—	(16,785)
Net realized and unrealized gains	(339)	(1,892)	—	(2,231)
Accrued discounts/(premiums)	6	88	—	94
Transfers in to Level 3	—	—	—	—
Transfers out of Level 3	(4,436)	—	—	(4,436)
Balance as of March 31, 2022	16,913	193,613	—	210,526
Net change in unrealized gains/(losses) from investments held at March 31, 2022	(393)	(1,513)	—	(1,906)

Investments were transferred into and out of Level 3 during the period ended March 31, 2022 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser.

The following table summarizes the quantitative inputs and assumptions used for investments in securities at fair value categorized as Level 3 in the fair value hierarchy as of March 31, 2022.

			Unobservable Inputs
Type	Fair Value ($)	Valuation Technique	Input	Range	Weighted Average (a)
Senior Loans	16,913	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A	N/A
Collateralized Loan Obligations	190,286	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A	N/A
Collateralized Loan Obligations	3,327	Other	Recent Transaction Price	$47.85-$98.88	$89.18
Warrants	—	Enterprise Value Analysis – Adjusted NAV	EBITDA Multiplier	10x	10x
Total Level 3 Investments	210,526

(a)  Weighted averages are calculated based on fair value of investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may fluctuate from period to period. Additionally, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.